[Deutsche Asset Management logo omitted]

[graphic omitted]

Mutual Fund
Semi-Annual Report
March 31, 2000

PreservationPlus Income
Formerly BT PreservationPlus Income Fund

[Deutsche Bank Group omitted]

PreservationPlus Income
--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO SHAREHOLDERS...................................................     3

PRESERVATIONPLUS INCOME
    Statement of Assets and Liabilities...................................    7
    Statement of Operations...............................................    8
    Statements of Changes in Net Assets...................................    9
    Financial Highlights..................................................   10
    Notes to Financial Statements.........................................   11

PRESERVATIONPLUS INCOME PORTFOLIO
    Schedule of Portfolio Investments.....................................   13
    Statement of Assets and Liabilities...................................   15
    Statement of Operations...............................................   16
    Statements of Changes in Net Assets...................................   17
    Financial Highlights..................................................   18
    Notes to Financial Statements.........................................   19


            ---------------------------------------------------------
            The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
            ---------------------------------------------------------

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                                        2

PreservationPlus Income
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for PreservationPlus Income Fund (the "Fund"), providing a detailed review of the market, the Portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The name of the Fund has changed to PreservationPlus Income, to reflect the acquisition of Bankers Trust by Deutsche Bank. The Fund's investment objectives, policies and strategies, as well as its portfolio managers, remain the same.

The Fund was the first SEC registered mutual fund specifically designed as an investment alternative for individuals with IRAs previously invested in money market funds, savings accounts and CDs,1 as well as rollovers from retirement programs invested in traditional GIC commingled funds and other stable value products. Until this Fund was introduced in December 1998, the only alternative retirement plan rollovers had for their conservative stable value assets was money market funds. The Fund seeks to deliver returns above those of money market funds while maintaining a constant share price. The Fund is offered to Traditional IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension IRAs (SEP IRAs), Savings Incentive Match Plan for employees (SIMPLE IRAs), 401(k) plans, and Keogh plans.

MARKET ACTIVITY
OVERALL, THE U.S. BOND MARKET WAS DOMINATED BY THREE ADDITIONAL INTEREST RATE HIKES BY THE FEDERAL RESERVE BOARD DURING THE SIX MONTHS ENDED MARCH 31, 2000. o The U.S. economy remained vibrant with GDP growth in excess of 7% in the fourth quarter of 1999, its fastest pace in almost sixteen years, and what is estimated to be more than 5% in the first quarter of 2000. But the GDP deflator rose by less than 2%, lower than expected, suggesting overall inflation remained benign. Crude oil prices reached a high of $35/barrel but, following an agreement with OPEC, declined to $27/barrel by the end of the semi-annual period. o Still, the Federal Reserve Board argued that the pace of the economy could not be indefinitely supported by labor force growth and productivity and thus may rekindle inflation. It continued tightening monetary policy.

                                                             CUMULATIVE                      AVERAGE ANNUAL
                                                           TOTAL RETURNS                     TOTAL RETURNS
  Periods ended                                    Past         Past          Since         Past          Since
  March 31, 2000                               6 months       1 year      inception(4)    1 year      inception(4)
-----------------------------------------------------------------------------------------------------------------
 PreservationPlus Income(2)
  (inception 12/23/98)                            3.20%        6.34%          7.80%        6.34%          6.09%
-----------------------------------------------------------------------------------------------------------------
 Lehman 1-3 Year Government/
   Corporate Index(3) (since 12/31/98)            1.89%         3.72%         4.46%         3.72%        3.55%
-----------------------------------------------------------------------------------------------------------------
 Wrapped Lehman Intermediate
   Aggregate Index(3) (since 12/31/98)            2.85%         5.68%         7.08%         5.68%        5.63%
-----------------------------------------------------------------------------------------------------------------
 iMoneyNet First Tier Retail Money
   Fund Universe(3) (since 12/31/98)              2.55%         4.82%         5.94%         4.82%        4.72%
-----------------------------------------------------------------------------------------------------------------

(1) Unlike CDs and bank savings accounts, shares of the Fund are not deposits or obligations of, or guaranteed by any bank and the shares are not federally insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
(2) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of the funds will fluctuate so that when redeemed, investor's shares may be worth more or less than their original cost. Returns would have been lower during the specified period if certain fees and expenses had not been waived by the Fund. Performance assumes reinvestment of dividends and capital gain distributions excluding 3% maximum redemption fee. The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that it will be able to maintain a stable share value. The Fund will hold fixed income securities, money market instruments, futures, options, and other instruments, and contracts with financial institutions, such as insurance companies and banks that are intended to stabilize the value per share. Advance notice of plan withdrawal may be necessary to avoid a redemption fee (see the Fund's prospectus for details).
(3) In addition to the iMoneyNet Fund Average, we use two alternative benchmarks. The Lehman 1 to 3 Year Government/Corporate Index, our primary benchmark, is an unmanaged total return index consisting of all U.S. Government agency securities, U.S. Government Treasury securities, and all investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Index is an unmanaged index that closely reflects the market sectors in which the Fund invests.IBCFirst Tier Retail Money Fund Universe changed its name to iMoneyNet First Tier Retail Money Fund Universe.
(4) The benchmarks for the Since Inception time period are calculated from December 31, 1998.

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                                        3

PreservationPlus Income
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

PORTFOLIO DIVERSIFICATION
By Theme as of March 31, 2000 (percentages are based on market value)

 Money Market Fund .....................       31.95%

 Mortgage Backed........................       25.91

 Financial Services.....................       16.09

 Asset Backed...........................        9.82

 Other..................................        7.33

 Industrial.............................        4.29

 Utilities..............................        2.19

 Foreign Debt...........................        1.32

 U.S. Treasury Bills....................        0.81

 U.S. Treasury..........................        0.29

o For the six-month period, the 2-year and 5-year U.S. Treasury yields rose by 0.88% and 0.56%, respectively. But the 30-year Treasury rallied, with yields declining by 0.22%. Yield spreads widened for all three of the credit-dependent "spread sectors," (i.e. corporate mortgage and asset-backed) primarily as a result of a flight to quality that favored U.S. Treasuries.

DURING THE FOURTH QUARTER OF 1999, THE FEDERAL RESERVE BOARD FOLLOWED UP ITS JUNE 30 AND AUGUST 24 RATE HIKES BY RAISING THE FED FUNDS RATE BY ANOTHER 0.25% ON NOVEMBER 16TH IN AN ATTEMPT TO REIN IN ECONOMIC GROWTH AND KEEP INFLATION IN CHECK.
o U.S. Treasuries suffered and yields rose, as investors grew increasingly concerned over the ongoing extraordinary performance of the U.S. economy, expectations of further Fed tightening, and liquidity shortages surrounding the Y2K phenomenon. Yields on the 5-year Treasury note ended the quarter up 0.59% to a level of 6.34%, and the 30-year Treasury yield rose 0.43% to 6.48%. The U.S. Treasury market returned -0.75% for the quarter.
o In contrast, the "spread sectors" benefited from the strength of the economy and experienced positive relative performance. The increase in the general level of interest rates, a reduction in volatility, and a slowdown in prepayments benefited mortgage securities. Asset-backed securities benefited as increased investor demand wrestled with favorable supply technicals. Investment grade corporate bonds posted the best excess return performance since 1991 on the U.S.' economic strength. For the fourth quarter, mortgage-backed securities, asset-backed securities and corporate bonds recorded positive returns of 0.38%, 0.27% and 0.03%, respectively.

DURING THE FIRST QUARTER OF 2000, THE FEDERAL RESERVE BOARD RAISED RATES AGAIN ON FEBRUARY 2 AND MARCH 21 BY ANOTHER 0.25% EACH TIME, AND LONG-TERM U.S. TREASURIES IN PARTICULAR BENEFITED FROM SEVERAL UNEXPECTED CHANGES.
o U.S. Treasury bonds gained the most during the first quarter than they had in more than a decade, with a return of 3.79%. This outperformance was primarily triggered by three factors. First, the U.S. Treasury market benefited from a flight to quality based on high volatility within the global equity markets, especially at the end of March. Second, the flight to quality was buttressed by concerns regarding a pull-back of the credit line from what are known as Government Sponsored Entities, i.e. the U.S. agency sector of the fixed income market. Third, the U.S. Treasury announced its decision to reduce the number of auctions held and to institute a buyback program, whereby the U.S. Treasury would buy back its own 30-year issues with budget surplus monies. The result was a perceived scarcity value-and a rally-for U.S. Treasuries.
o Still, yields were mixed with the 30-year Treasury bond declining by 0.65% but the 2-year Treasury note yield rising by 0.25%. This caused the Treasury yield curve to invert.
o The "spread sectors" had positive nominal returns but underperformed comparable duration Treasuries. Asset-backed securities, mortgage-backed securities and corporate bonds returned 1.52%, 1.38% and 1.43%, respectively, for the quarter.

INVESTMENT REVIEW
THE FUND IS INVESTED ACROSS MAJOR SECTORS OF THE INVESTMENT GRADE FIXED INCOME MARKET. As of March 31, 2000, the portfolio is allocated 30% to corporate bonds, 26% to mortgage-backed securities, 10% to asset-backed securities, 1% to U.S. Treasuries/agencies, 1% to foreign debt and 32% to cash equivalents. This allocation of fixed income securities is intentionally weighted towards the corporate and mortgage sectors, as these sectors have historically offered higher yields than U.S. government securities. The Fund has employed its Global Asset Allocation (GAA) overlay strategy, which evaluates equity, bond, cash, and currency opportunities across

--------------------------------------------------------------------------------
                                        4

 PreservationPlus Income
--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS

domestic and international markets. Additionally, the Fund has entered into Wrapper Agreements that are intended to stabilize the Fund's NAV.

During the first quarter of 2000, the Portfolio received subscriptions for approximately $97 million. Depositing the money in this high rate environment caused the yield of the Fund to increase by approximately 0.12%.

THE FUND IS THE FIRST SEC REGISTERED MUTUAL FUND FOR IRA INVESTORS TO MAKE USE OF WRAPPER AGREEMENTS TO SEEK TO MAINTAIN PRINCIPAL STABILITY IN THE FACE OF FLUCTUATIONS IN VALUES DUE TO CHANGES IN YIELDS. To date, we have negotiated three Wrapper Agreements, each of which covers approximately one third of the fixed income securities and GAA strategy in the Portfolio covered by such Agreements. Generally speaking, Wrapper Agreements are issued by insurance companies, banks and other financial institutions. The Wrapper Agreements held by the Portfolio as of March 31, 2000 are issued by Bank of America NT&SA, TransAmerica Life Insurance & Annuity Co. and Caisse des Depots et Consignations. This was a successful strategy for the Fund.

THE FUND HAS MAINTAINED A HIGH QUALITY PORTFOLIO. The average credit quality of investments in the Fund improved during the six month period from AA on September 30, 1999 to A+ at March 31, 2000, as measured by Standard & Poor's. The average quality of the issuers of the Wrapper Agreements also improved from AA to AA+ over the semi-annual period, as measured by Standard & Poor's. The Fund's duration at March 31, 2000 stood at 3.57 years.

MANAGER OUTLOOK
We believe that unless the laws of supply and demand are repealed, the growth of U.S. demand must eventually stop outstripping the growth of what the economy's available workers can supply. Even with fantastic gains in productivity, the U.S. economy's supply side has been unable to keep up with the breakneck pace of domestic demand, so it has to stretch its labor resources even further and rely increasingly on foreign production. Obviously, this can not go on forever. What is less clear, however, is what will drive the inevitable realignment of supply and demand, whether it will proceed smoothly, what the consequences will be for the financial markets, and how those consequences will feed back into the real economy.

We suspect that a combination of higher interest rates and less frothy equity markets will be necessary to realign domestic demand with supply. The recent rise in energy prices, if sustained, might also help restrain demand a bit by cutting into domestic purchasing power. It is hard to say exactly how much of each will be required, and there are many permutations that could potentially do the trick. One scenario that makes sense to us is another 0.50% of rate hikes by the Federal Reserve Board, relatively flat equity markets for the rest of the year, and the persistence of the recent spike in energy prices at least through the summer. This combination should be enough to slow domestic demand growth by late 2000/2001 to a rate at, or slightly below, the economy's supply potential. In our view, this "soft landing" would ease pressures on productive resources and prevent incipient inflation pressures from becoming too deeply entrenched.

Given this outlook, we believe the first quarter of 2000 fixed income rally may slow. We anticipate that fixed income yields may drift a bit higher and yield spreads may widen over the near term. These conditions should present us with attractive, but limited, opportunities to invest new cash flows at higher yields. Over the longer term, we maintain a generally positive but cautious outlook for the U.S. fixed income markets.

We maintain our long-term perspective for the Fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while seeking to maintain a stable value per share. Our strategy is to continue to focus on selecting the highest quality spread sector assets at the maximum yield possible, while normally maintaining a 10% cash allocation to provide liquidity. This liquidity facilitates effective wrapper agreement management while seeking to maximize the return volatility of the fixed income securities. Additionally, we expect the GAA overlay to boost returns, as world economic momentum continues to build.

We value your support of the PreservationPlus Income Fund and look forward to serving your investment needs in the years ahead.

          /s/SIGNATURES Eric Kirsch, John Axtell and Louis R. D'Arienzo

                 Eric Kirsch, John Axtell and Louis R. D'Arienzo
                            Portfolio Managers of the
                        PRESERVATIONPLUS INCOME PORTFOLIO
                                 March 31, 2000

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                                        5

PreservationPlus Income
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

PRESERVATIONPLUS INCOME

GROWTH OF A $10,000  INVESTMENT  (SINCE DECEMBER 23, 1998(1))
[line graph omitted]
plot points as follows:

          PreservationPlus    Lehman 1-3 Year   IBC First Tier   Wrapped Lehman
             Income Fund   Government/Corporate  Retail Money    Intermediate
                                  Index        Market Universe  Aggregate Index
Dec-98           10000            10000            10000            10000
Mar-99           10137            10071            10107            10146
Sep-99           10446            10252            10330            10415
Mar-00           10780            10446            10574            10708


        Average Annual Total Return for Periods through March 31, 2000(2)
                     (excluding 3% maximum redemption fee)
                 One Year 6.34%                     Since 12/23/981 6.09%
--------------------------------------------------------------------------------
(1) The Fund's inception date.
(2) Unaudited.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gains distributions. Performance figures also include the effect of any income received by the Fund if redemption fees are paid by fund shareholders, however, they do not reflect a deduction for a redemption fee assessed at the end of the periods shown. Benchmark returns are for the period beginning September 30, 1998.

--------------------------------------------------------------------------------
                                        6

PreservationPlus Income
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                                                 AS OF
                                                                 MARCH 31, 2000
ASSETS
   Investment in PreservationPlus Income Portfolio, at Value ......    $371,954
   Due from Bankers Trust .........................................       5,227
                                                                       --------
Total Assets ......................................................     377,181
                                                                       --------
LIABILITIES
   Dividend Payable ...............................................         196
   Accrued Expenses and Other .....................................      78,933
                                                                       --------
Total Liabilities .................................................      79,129
                                                                       --------
NET ASSETS ........................................................    $298,052
                                                                       ========
COMPOSITION OF NET ASSETS
   Paid-in Capital ................................................    $298,052
   Accumulated Net Realized Gain from Investment,
     Foreign Futures, Foreign Currency and Forward
     Foreign Currency Transactions ................................         570
   Net Unrealized Depreciation on Investment,
     Foreign Futures, Foreign Currency and Forward
     Foreign Currency Contracts ...................................      (1,323)
   Unrealized Appreciation on Wrapper Agreements ..................         753
                                                                       --------
NET ASSETS ........................................................    $298,052
                                                                       ========
SHARES OUTSTANDING ($0.001 par value per share,
   unlimited number of shares of beneficial
   interest authorized) ...........................................      29,805
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) .....................    $  10.00
                                                                       ========

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                        7

PreservationPlus Income
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                  FOR THE SIX
                                                                  MONTHS ENDED
                                                                 MARCH 31, 2000
INVESTMENT INCOME
   Income allocated from PreservationPlus
     Income Portfolio, net ....................................    $  3,800
                                                                   --------
EXPENSES
   Printing and Shareholder Reports ...........................      19,535
   Professional Fees ..........................................       8,268
   Trustees Fees ..............................................       1,967
   Administration and Services Fees ...........................         190
   Miscellaneous ..............................................       1,426
                                                                   --------
Total Expenses ................................................      31,386
Less: Fee Waivers or Expense Reimbursements ...................     (31,039)
                                                                   --------
Net Expenses ..................................................         347
                                                                   --------
NET INVESTMENT INCOME .........................................       3,453
                                                                   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT,
   FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY,
   FOREIGN AND DOMESTIC FUTURES AND WRAPPER AGREEMENTS
   Net Realized Gain (Loss) from:
     Investment Transactions ..................................          --
     Foreign Currency Transactions ............................         103
     Forward Foreign Currency Transactions ....................         (88)
     Foreign and Domestic Futures Transactions ................         725
   Net Change in Unrealized Appreciation/Depreciation
     on Investment, Foreign Currency, Forward Foreign
     Currency and Foreign and Domestic Futures Contracts ......      (1,676)
   Net Change in Unrealized Appreciation on
     Wrapper Agreements .......................................         936
                                                                   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT,
   FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY, FOREIGN
   AND DOMESTIC FUTURES AND WRAPPER AGREEMENTS ................         --
                                                                   --------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................    $  3,453
                                                                   ========

                       See Notes to Financial Statements.
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                                        8

PreservationPlus Income
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                                 FOR THE PERIOD
                                                                   DECEMBER 23,
                                                   FOR THE SIX   1998(1) THROUGH
                                                  MONTHS ENDED     SEPTEMBER 30,
                                                MARCH 31, 2000(2)       1999
INCREASE IN NET ASSETS:
OPERATIONS
   Net Investment Income ..........................   $  3,453         $  2,824
   Net Realized Gain (Loss) from Investment,
     Foreign Currencies, Forward Foreign
     Currency and Foreign and Domestic
     Futures Transactions .........................        740             (170)
   Net Change in Unrealized Appreciation/
     Depreciation on Investment, Foreign
     Currencies, Forward Foreign Currency
     Contracts and Foreign and Domestic Futures ...     (1,676)             353
   Net Change in Unrealized Appreciation/
     Depreciation on Wrapper Agreements ...........        936             (183)
                                                      --------         --------
   Net Increase in Net Assets Resulting
     from Operations ..............................      3,453            2,824
                                                      --------         --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income ..........................     (3,453)          (2,824)
                                                      --------         --------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from Sales of Shares ..................    200,892          447,190
   Dividend Reinvestments .........................      4,048            1,781
   Cost of Shares Sold ............................    (24,477)        (331,382)
                                                      --------         --------
Net Increase in Net Assets from Capital
   Transactions in Shares of Beneficial Interest ..    180,463          117,589
                                                      --------         --------
TOTAL INCREASE IN NET ASSETS ......................    180,463          117,589
NET ASSETS
   Beginning of Period ............................    117,589               --
                                                      --------         --------
   End of Period ..................................   $298,052         $117,589
                                                      ========         ========


--------------------------------------------------------------------------------
1 Commencement of operations.
2 Unaudited.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        9

PreservationPlus Income
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for PreservationPlus Income.
                                                                 FOR THE PERIOD
                                                                  DECEMBER 23,
                                                 FOR THE SIX     1998(1) THROUGH
                                                MONTHS ENDED      SEPTEMBER 30,
                                               MARCH 31, 2000(4)      1999
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.00           $10.00
                                                     ------           ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                               0.32             0.44
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income                              (0.32)           (0.44)
                                                     ----             ------
NET ASSET VALUE, END OF PERIOD                       $10.00           $10.00
                                                     ======           ======
TOTAL INVESTMENT RETURN                                3.20%            4.46%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000s omitted)             $  298             $118
Ratios to Average Net Assets:
   Net Investment Income                               6.30%(3)         5.85%(3)
   Expenses After Waivers, Including Expenses
     of the PreservationPlus Income Portfolio          1.00%(3)         0.89%(3)
   Expenses Before Waivers, Including Expenses
     of the PreservationPlus Income Portfolio         57.35%(3)       228.89%(3)

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Return is not annualized.
(3) Annualized.
(4) Unaudited.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       10

PreservationPlus Income
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. PreservationPlus Income (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on December 23, 1998. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Income Portfolio (the "Portfolio"). The Portfolio, a series of investment portfolios, is an open-end management investment company registered under the Act. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 2000, the Fund's investment was approximately 0.002% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and net realized and unrealized gains and losses (including Wrapper Agreements) of the Portfolio are allocated pro rata among the investors in the Portfolio on a daily basis.

Security transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are computed on the basis of identified cost. The realized and unrealized gains and losses in the Statement of Operations represent the Fund's pro rata interest in the realized and unrealized gains and losses of the Portfolio including the offsetting valuation charge of the Wrapper Agreements.

C. DISTRIBUTIONS
It is the Fund's policy to declare dividends daily and distribute dividends monthly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carry forwards.

D. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

E. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .35% of average daily net assets.

Bankers Trust has contractually agreed to waive its fees through January 31, 2010 and reimburse expenses of the Fund and the Portfolio, to the extent necessary, to limit all expenses to 1.50%. Furthermore, Bankers Trust has

--------------------------------------------------------------------------------
                                       11

PreservationPlus Income
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

agreed to waive its fees voluntarily and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.00% of the average daily net assets of the Fund, including expenses of the Portfolio. Bankers Trust may terminate these voluntary waivers and reimbursements at anytime without notice to the shareholders.

The Fund is also subject to shareholder servicing fees in the maximum amount of .25% of average daily net assets.

Shareholder transaction expenses are charges paid when investors buy, redeem or exchange shares. Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares or redemptions from 401(k) plans or IRA's that are not qualified are subject to a 3% fee if the interest rate trigger is active.

ICC Distributors, Inc. provides distribution services to the Fund.

NOTE 3--SHARES OF BENEFICIAL INTEREST
At March 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest for the six months ended March 31, 2000 were as follows:

                                FOR THE SIX MONTHS
                               ENDED MARCH 31, 2000(2)
                           ----------------------------
                               SHARES        AMOUNT
                               -------      --------
Sold                            20,089      $200,892
Reinvested                         404         4,048
Redeemed                        (2,447)     ((24,477)
                               -------      --------
Net Increase                    18,046      $180,463
                               =======      ========

                                  FOR THE PERIOD
                                DECEMBER 23, 1998(1)
                               TO SEPTEMBER 30, 1999
                            ---------------------------
                               SHARES        AMOUNT
                               -------     ---------
Sold                            44,719     $ 447,190
Reinvested                         178         1,781
Redeemed                       (33,138)     (331,382)
                               -------     ---------
Net Increase                    11,759     $ 117,589
                               =======     =========


--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Unaudited.

NOTE 4--FUND NAME CHANGE
On January 31, 2000, the Fund changed its name from BT PreservationPlus Income Fund to PreservationPlus Income.

--------------------------------------------------------------------------------
                                       12

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000 (Unaudited)

  PRINCIPAL
   AMOUNT            DESCRIPTION                                 VALUE

ASSET-BACKED SECURITIES - 11.2%
 $2,000,000 California Infrastructure PG&E,
            6.42%, 9/25/08 ..............................   $ 1,928,210
 3,000,000 Chase Funding Mortgage Loan,
            7.674%, 10/25/19 ............................     3,000,000
 1,191,715 First Union National Bank Commercial
            Mortgage, 7.184%, 9/15/08 ...................     1,177,718
   927,643 GE Capital Mortgage Services, Inc.,
            6.00%, 7/25/29 ..............................       869,280
 3,003,408 Lb Comm Conduit Mortgage Trust,
            6.41%, 8/15/07 ..............................     2,882,038
 1,015,000 Norwest Asset Securities Corp.,
            6.75%, 8/25/29 ..............................       975,867
 2,500,000 Providian Master Trust, 7.49%, 8/17/09 .......     2,534,313
   937,460 Residential Funding Mortgage I
            Securities, 6.75%, 4/25/29 ..................       888,183
   150,000 Vendee Mortgage Trust,
            7.50%, 8/15/17 ..............................       150,353
                                                            -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $14,445,444) ...................................    14,405,962
                                                            -----------
           CORPORATE DEBT - 34.1%
           FINANCIAL SERVICES - 18.3%
 1,000,000 Abbey National PLC, 6.69%, 10/17/05 ..........       952,626
 1,000,000 ABN Amro Bank, NV, 7.25%, 5/31/05 ............       984,814
 1,000,000 Allstate Corp., 7.20%, 12/1/09 ...............       955,780
 1,440,000 American General Finance,
            5.875%, 12/15/05 ............................     1,325,052
 1,500,000 Associates Corp., 8.55%, 7/15/09 .............     1,585,889
 1,000,000 Bank of Tokyo - Mitsubishi,
            8.40%, 4/15/10 ..............................     1,014,602
 1,000,000 BankBoston, 6.50%, 12/19/07 ..................       919,548
 1,000,000 Bear Stearns Co., Inc., 7.625%, 2/1/05 .......       994,840
   114,545 Bear Stearns Commercial Mortgage
            Securities, 7.64%, 2/15/09 ..................       115,600
 1,000,000 CIT Group, Inc., 7.125%, 10/15/04 ............       986,303
 1,000,000 CNA Financial, 6.45%, 1/15/08 ................       891,638
 1,000,000 Everest Reins Holding, Co.,
            8.75%, 3/15/10 ..............................     1,044,000
   360,887 First Union, Lehman Brothers Bank of
            America, 6.28%, 6/18/07 .....................       346,307
 2,000,000 Ford Motor Credit Co.,
            7.375%, 10/28/09 ............................     1,956,400
 2,000,000 General Motors Acceptance Corp.,
            7.75%, 1/19/10 ..............................     2,001,480
 1,000,000 Household Finance Corp.,
            6.50%, 11/15/08 .............................       920,601
 1,000,000 J.P. Morgan & Co., Inc., 6.00%, 1/15/09 ......       889,987
   950,000 Lehman Brothers Holdings,
            6.625%, 12/27/02 ............................       923,842
1,600,000 Morgan Stanley Dean Witter,
            7.00%, 10/1/13 ..............................     1,509,438
 1,000,000 Paine Webber Group, Inc.,
            6.375%, 5/15/04 .............................       947,548
 1,500,000 Santander Finance Issuance,
            6.80%, 7/15/05 ..............................     1,436,955
 1,000,000 Westdeutsche Landesbank NY,
            6.05%, 1/15/09 ..............................       899,500
                                                            -----------
                                                             23,602,750
                                                            -----------
           INDUSTRIAL - 4.9%
 1,000,000 Delphi Auto Systems Corp.,
            6.50%, 5/1/09 ...............................       899,548
 1,000,000 Laidlaw, Inc., 7.70%, 8/15/02 ................       550,000
 1,000,000 News America Holdings,
            8.50%, 2/15/05 ..............................     1,027,489
 1,000,000 Northrop-Grumman Corp.,
            7.00%, 3/1/06 ...............................       940,519
 1,000,000 Time Warner, Inc., 7.48%, 1/15/08 ............       982,111
 1,000,000 TYCO International Group,
            5.875%, 11/1/04 .............................       932,500
 1,000,000 Union Pacific Corp., 7.25%, 11/1/08 ..........       956,029
                                                            -----------
                                                              6,288,196
                                                            -----------
           UTILITIES - 2.5%
 1,000,000 Dynegy Holdings, Inc.,
            8.125%, 3/15/05 .............................     1,017,800
 1,000,000 MCI Worldcom, Inc., 6.95%, 8/15/06 ...........       974,541
 1,250,000 Tosco Corp., 7.625%, 5/15/06 .................     1,227,983
                                                            -----------
                                                              3,220,324
                                                            -----------
           OTHER - 8.4%
 1,000,000 Cox Communication, Inc.,
            7.50%, 8/15/04 ..............................       992,349
 1,000,000 Delta Airlines, 7.90%, 12/15/09 ..............       955,756
 1,000,000 Duke Capital Corp., 7.50%, 10/1/09 ...........       982,168
 1,000,000 Federated Dept Stores, 6.90%, 4/1/29 .........       858,986
 1,000,000 Goodyear Tire & Rubber,
            8.50%, 3/15/07 ..............................     1,012,536
 1,000,000 Kroger Co., 7.45%, 3/1/08 ....................       975,000
 1,137,000 Lockheed Martin Corp.,
            7.25%, 5/15/06 ..............................     1,089,587
 1,000,000 Marriot International, 6.875%, 11/15/05 ......       949,800
 1,000,000 Sears Roebuck Acceptance,
            6.00%, 3/20/03 ..............................       958,157
 1,000,000 TRW, Inc., 6.50%, 6/1/02 .....................       969,990
 1,000,000 Vodafone Airtouch PLC,
            7.75%, 2/15/10 ..............................     1,007,911
                                                            -----------
                                                             10,752,240
                                                            -----------
TOTAL CORPORATE DEBT
   (Cost $44,438,869) ...................................    43,863,510
                                                            -----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       13

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000 (Unaudited)

  PRINCIPAL
   AMOUNT        DESCRIPTION                                  VALUE

           FOREIGN DEBT - 1.5%
 $1,000,000 Celulosa Arauco y Constitu,
            6.75%, 12/15/03 .............................    $  944,785
 1,000,000 Corp Andina de Fomento,
            7.75%, 3/1/04 ...............................       990,982
                                                            -----------
TOTAL FOREIGN DEBT
   (Cost $1,945,114) ....................................     1,935,767
                                                            -----------
           MORTGAGE BACKED SECURITIES - 29.5%
           FGLMC GOLD,
 4,858,143   7.50%, 10/1/24 .............................     4,803,539
 1,028,460   8.00%, 3/1/27 ..............................     1,033,452
           FHLMC,
 4,000,000   6.25%, 7/15/04 .............................     3,875,836
           FNCL,
 4,278,187   8.00%, 5/1/25 ..............................     4,300,357
 2,380,274   8.00%, 9/1/26 ..............................     2,390,562
 2,116,089   7.50%, 7/1/27 ..............................     2,080,289
 5,854,478   7.50%, 9/1/27 ..............................     5,755,432
 5,838,923   8.00%, 9/1/27 ..............................     5,869,225
 1,022,722   6.50%, 9/1/28 ..............................       960,198
 1,066,060   6.50%, 10/1/28 .............................     1,000,887
   957,553   6.50%, 12/1/28 .............................       899,014
           FNMA,
 4,980,612   7.369%, 1/17/13 ............................     5,039,817
                                                            -----------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $38,270,956) ...................................    38,008,608
                                                            -----------
           U.S. TREASURY SECURITY - 0.3%
   440,000 U.S. Treasury Note, 5.25%, 5/15/04 ...........       422,400
                                                            -----------
TOTAL U.S. TREASURY SECURITY
   (Cost $430,586) ......................................       422,400
                                                            -----------
  PRINCIPAL
   AMOUNT/
   SHARES            DESCRIPTION                                VALUE

          SHORT-TERM INSTRUMENTS - 37.3%
          MUTUAL FUND - 36.4%
46,856,778 Institutional Cash Management ................  $ 46,856,778
                                                           ------------
          U.S. TREASURY BILLS - 0.9%
          U.S. Treasury Bills,
 $275,000   5.04%, 4/6/00 ...............................       274,880
  910,000   5.36%, 4/6/00 ...............................       909,604
                                                           ------------
                                                              1,184,484
                                                           ------------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $48,041,276) ...................................    48,041,262
                                                           ------------
TOTAL INVESTMENTS
   (Cost $147,572,245) .........................    113.9% $146,677,509
                                                           ------------
          WRAPPER AGREEMENTS* - 0.4%
 Bank of America NT&SA ..................................       182,782
 Caisse des Depots et Consignations .....................       182,716
 TransAmerica LifeInsurance &AnnuityCo. .................       182,767
                                                           ------------
TOTAL WRAPPER AGREEMENTS ................................       548,265
                                                           ------------
LIABILITIES IN EXCESS OF OTHER ASSETS ..........    (14.3)  (18,461,863)
                                                    -----  ------------
NET ASSETS .....................................    100.0% $128,763,911
                                                    =====  ============

--------------------------------------------------------------------------------
The following abbreviations are used in portfolio descriptions:
FGLMC   --  Federal Government Loan Mortgage Company
FHLMC   --  Federal Home Loan Mortgage Corp.
FNMA    --  Federal National Mortgage Association
FNCL    --  Federal National Mortgage Association Class Loan
*Wrapper Agreements - Each Wrapper Agreements obligates the wrapper provider to maintain the book value of a portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       14

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                 AS OF
                                                                 MARCH 31, 2000
ASSETS
   Investment at Value (Cost of $147,572,245) ................   $146,677,509
   Interest Receivable .......................................      1,384,625
   Prepaid Expenses and Other ................................         69,121
   Wrapper Agreements ........................................        548,265
   Due from Bankers Trust ....................................         22,679
   Variation Margin Receivable ...............................        518,726
                                                                 ------------
Total Assets .................................................    149,220,925
                                                                 ------------
LIABILITIES
   Payable for Securities Purchased ..........................     20,453,125
   Accrued Expenses and Other ................................          3,889
                                                                 ------------
Total Liabilities ............................................     20,457,014
                                                                 ------------
NET ASSETS ...................................................   $128,763,911
                                                                 ============
COMPOSITION OF NET ASSETS
   Paid in Capital ...........................................   $129,453,491
   Net Unrealized Appreciation/Depreciation on
     Investments, Foreign Currencies, Forward
     Foreign Currency Contracts, Foreign and
     Domestic Futures and Wrapper Agreements .................       (689,580)
                                                                 ------------
NET ASSETS ...................................................   $128,763,911
                                                                 ============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       15

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                   FOR THE SIX
                                                                  MONTHS ENDED
                                                                 MARCH 31, 2000
INVESTMENT INCOME
   Interest Income ..............................................    $1,250,518
   Credited Rate Interest .......................................       134,227
                                                                     ----------
Total Investment Income .........................................     1,384,745
                                                                     ----------
EXPENSES
   Advisory Fees ................................................       129,617
   Wrapper Fees .................................................        37,536
   Professional Fees ............................................        27,288
   Administration and Service Fees ..............................         9,384
   Trustees Fees ................................................         1,630
   Miscellaneous ................................................         8,088
                                                                     ----------
Total Expenses ..................................................       213,543
Less: Fee Waivers or Expense Reimbursements .....................      (147,889)
                                                                     ----------
Net Expenses ....................................................        65,654
                                                                     ----------
NET INVESTMENT INCOME ...........................................     1,319,091
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY,
   FOREIGN AND DOMESTIC FUTURES AND
   WRAPPER AGREEMENTS
   Net Realized Gain (Loss) from:
     Investment Transactions ....................................            --
     Foreign Currency Transactions ..............................        20,683
     Forward Foreign Currency Transactions ......................       (18,568)
     Foreign and Domestic Futures Transactions ..................       720,285
   Net Change in Unrealized Appreciation/Depreciation
     on Investments, Foreign Currency, Forward
     Foreign Currency and Foreign Futures Contracts .............      (726,809)
   Net Change in Unrealized Appreciation Wrapper Agreements .....         4,409
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY,
 FOREIGN AND DOMESTIC FUTURES AND
   WRAPPER AGREEMENTS ...........................................            --
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......................    $1,319,091
                                                                     ==========

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       16

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE PERIOD
                                                                   DECEMBER 23,
                                                   FOR THE SIX   1998(1) THROUGH
                                                  MONTHS ENDED    SEPTEMBER 30,
                                                 MARCH 31, 2000(2)    1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income ........................  $  1,319,091    $    597,975
   Net Realized Gain (Loss) from Investments,
     Foreign Currencies, Forward Foreign
     Currency and Foreign and
     Domestic Futures Transactions ..............       722,400         (32,820)
   Net Change in Unrealized Appreciation/
     Depreciation on Investments, Foreign
     Currencies, Forward Foreign Currency
     Contracts and Foreign and Domestic Futures..      (726,809)       (329,564)
   Net Unrealized Appreciation/Depreciation
     on Wrapper Agreements ......................         4,409         362,384
                                                   ------------    ------------
Net Increase in Net Assets from Operations ......     1,319,091         597,975
                                                   ------------    ------------
CAPITAL TRANSACTIONS
   Proceeds from Capital Invested ...............   190,674,551      44,761,026
   Value of Capital Withdrawn ...................   (89,324,728)    (19,264,004)
                                                   ------------    ------------
Net Increase in Net Assets from
   Capital Transactions .........................   101,349,823      25,497,022
                                                   ------------    ------------
TOTAL INCREASE IN NET ASSETS ....................   102,668,914      26,094,997
NET ASSETS
   Beginning of Period ..........................    26,094,997              --
                                                   ------------    ------------
   End of Period ................................  $128,763,911    $ 26,094,997
                                                   ============    ============

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Unaudited.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the PreservationPlus Income Portfolio.

                                                                FOR THE PERIOD
                                              FOR THE SIX        DECEMBER 23,
                                             MONTHS ENDED       1998(1) THROUGH
                                           MARCH 31, 2000(3)  SEPTEMBER 30, 1999
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000s omitted) ...  $128,764            $26,095
Ratios to Average Net Assets:
   Net Investment Income ...................      6.95%(2)           6.47%(2)
   Expenses After Waivers ..................      0.35%(2)           0.49%(2)
   Expenses Before Waivers .................      1.13%(2)           1.41%(2)
Portfolio Turnover Rate ....................      0.00%               149%

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Annualized.
(3) Unaudited.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       18

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The BT Investment Portfolios (the "Portfolio Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio, one of the series of the Portfolio Trust, was organized and began operations on December 23, 1998. The Portfolio Trust was organized as an unincorporated trust under the laws of New York. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. SECURITY VALUATION
Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities are normally valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued by Bankers Trust Company pursuant to procedures adopted by the Portfolio's Board of Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value (plus the crediting rate adjustment) on the applicable covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

C. SECURITY TRANSACTIONS AND INTEREST INCOME
Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are recorded on the identified cost basis. The credited rate interest represents the actual interest earned on covered assets under the Portfolio's Wrapper Agreements (the "agreements") plus or minus an adjustment for an amount receivable from or payable to the wrapper provider based on fluctuations in the market value of covered assets under the agreements.

All of the net investment income and net realized and unrealized gains and losses (including the Wrapper Agreements) of the Portfolio are allocated pro rata to the investors in the Portfolio on a daily basis.

D. TBA PURCHASE COMMITMENTS
The Portfolio may enter into "TBA" (to be announced) commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

E. FOREIGN CURRENCY TRANSACTIONS
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

--------------------------------------------------------------------------------
                                       19

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PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

G. OPTION CONTRACTS
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to make initial margin deposits either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. FEDERAL INCOME TAXES
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

J. OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .05% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .70% of the Portfolio's average daily net assets, less advisor fees paid for the pro rata amount due to investment in the Institutional Cash Management Fund.

Bankers Trust has contractually agreed to waive its fees through January 31, 2010 and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .35% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust Company. The Cash Management Fund is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from the Cash Management Fund to the Portfolio for the six months ended March 31, 2000 amounted to $290,703, and are included in dividend income.

At March 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants, based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the six months ended March 31, 2000. Subsequent to March 31, 2000,

--------------------------------------------------------------------------------
                                       20

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

the revolving credit facility was renewed and increased to $200,000,000, which expires April 27, 2001.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 2000, were $78,269,296 and $0, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2000, was $147,572,245. The aggregate gross unrealized appreciation was $298,265, and the aggregate gross unrealized depreciation for all investments was $1,193,001 as of March 31, 2000.

NOTE 4--WRAPPER AGREEMENTS
The Portfolio will enter into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrapper Providers") that are rated, at the time of purchase, in one of the top two long-term rating categories by Moody's or S&P. A wrapper agreement is a derivative instrument that is designed to protect the portfolio from investment losses and under most circumstances permit the Fund to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they are considered illiquid.

A default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations may result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the Portfolio Securities depending upon the timing of the shareholder's purchases and redemption of Shares, as well as those of other shareholders.

--------------------------------------------------------------------------------
                                       21

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 5--FUTURES CONTRACTS
A summary of obligations under these financial instruments at March 31, 2000 is as follows:

                                                                                                      UNREALIZED
                                                                                                     APPRECIATION
TYPES OF FUTURES                       EXPIRATION        CONTRACTS    POSITION    MARKET VALUE      (DEPRECIATION)
-----------------                     -------------   ------------------------------------------------------------
U.S. 10 Year Note Futures             June 22, 2000          82         Long       $ 8,042,396        $ 207,007
U.S. 5 Year Note Futures              June 22, 2000          76         Long         7,486,000           92,283
S&P/Toronto Stock Exchange
   60 Index Futures                   June 16, 2000          53         Long         4,224,214          111,815
Euro Bond Futures                     June 09, 2000          21         Long         2,114,887           22,474
Dax Index Futures                     June 19, 2000          15         Long         2,724,687           28,836
U.S. Long Bond Futures                June 22, 2000          10         Long           976,870           32,768
Tokyo Price Index Futures             June 09, 2000           9         Long         1,495,906           98,733
SPI Futures                           July 04, 2000           3         Long           144,791            1,000
Long Gilt Futures                     June 29, 2000           2         Long           361,618            1,247
FTSE 100 Index Futures                June 19, 2000          (1)       Short          (105,139)             113
Japan 10 Year Bond Futures            June 12, 2000          (1)       Short        (1,281,926)            (242)
Amsterdam Information
   Technology Futures                 June 17, 2000         (14)       Short        (1,910,101)          (8,141)
S&P 500 Index Futures                 June 16, 2000         (16)       Short        (6,061,200)        (521,796)
CAC 40 Euro Index Futures             June 30, 2000         (31)       Short        (1,857,903)         (20,705)
U.S. 10 Year Note Futures             June 22, 2000         (39)       Short        (3,825,042)         (74,035)
Canadian 10 Year Bond Futures         June 22, 2000         (72)       Short        (4,945,780)         (47,616)
U.S. 5 Year Note Futures              June 22, 2000         (76)       Short        (7,486,000)         (66,842)
---------------------------                                ----                    -----------        ---------
Total                                                        21                    $    98,278        $(143,101)
====                                                       ====                    ===========        =========

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS

As of March 31, 2000, the PreservationPlus Income Portfolio had the following open forward foreign currency contracts:

                                                                                                NET UNREALIZED
                                                                                 VALUE           APPRECIATION
CONTRACTS                       IN EXCHANGE FOR            SETTLEMENT DATE        (US$)      (DEPRECIATION) (US$)
-----------------------------------------------------------------------------------------------------------------
SALES
-----------------------------------------------------------------------------------------------------------------
Australian Dollar      383,000 U.S. Dollars   233,396         4/6/00            $232,814            $ 5,582
Australian Dollar    1,350,000 U.S. Dollars   828,158         4/6/00             820,625              7,533
Canadian Dollar        259,000 U.S. Dollars   178,242         4/5/00             178,658               (416)
Canadian Dollar        918,000 U.S. Dollars   626,142         4/5/00             633,233             (7,091)
-----------------------------------------------------------------------------------------------------------------
                                                                             Total Sales                608
PURCHASES
Euro                  23,000   U.S. Dollars    22,299         4/6/00            $121,986               (313)
Euro                   82,000  U.S. Dollars    79,621         4/6/00              78,386             (1,235)
British Pound          33,000  U.S. Dollars    52,109         4/6/00              52,566                457
British Pound          117,000 U.S. Dollars   183,975         4/6/00             186,369              2,394
-----------------------------------------------------------------------------------------------------------------
                                                                         Total Purchases              1,303
-----------------------------------------------------------------------------------------------------------------
                                                             Net Unrealized Appreciation            $ 1,911
-----------------------------------------------------------------------------------------------------------------

NOTE 7--PORTFOLIO NAME CHANGE

On January 31, 2000, the Portfolio changed its name from BT PreservationPlus Income Portfolio to PreservationPlus Income Portfolio.
--------------------------------------------------------------------------------
                                       22

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

PreservationPlus Income                                         CUSIP #055922660
BT INVESTMENT FUNDS                                               1722SA (03/00)

Distributed by:
ICC Distributors, Inc.